BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION

NOTE 4 – BUSINESS COMBINATION

On December 8, 2024, the Company sold Trust Codes Global pursuant to a Share Sale Agreement with a related party, Paul Ryan, former Executive Vice President of the Authentication Segment, and employee of Trust Codes Global Limited. This divestiture did not qualify as a discontinued operation. The purchase price per the agreement was $1 NZD. We recognized a loss of $0.1 million on the sale of the business. Through his purchase, Mr. Ryan assumed the remaining cash balance in the bank accounts of $0.1 million and all continuing obligations and liabilities of Trust Codes Global Limited. The Trust Codes Global business was part of the Authentication segment.